UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2020

TD Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 104, No. 33 Section D,

No. 6 Middle Xierqi Road,

Haidian District, Beijing, China

(Address of Principal Executive Offices)

+86 (010) 59441080

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GLG	Nasdaq Capital Market

Item 3.02 Unregistered Sales of Equity Securities

As disclosed on TD Holdings, Inc.’s (the “Company”) Current Report on Form 8-K filed on January 22, 2020 (the “Form 8-K”), the Company entered into certain securities purchase agreements (the “SPAs”) with certain “non-U.S. Persons” (the “Purchasers”) as defined in Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Company agreed to sell an aggregate of 15,000,000 shares of its common stock, par value $0.001 per share (“Common Stock”), at a per share purchase price of $0.90 (the “Offering”), subject to various conditions to closing.

On March 23, 2020, the transaction contemplated by the SPAs closed since all the closing conditions of the SPAs have been satisfied and the Company issued 15,000,000 shares of Common Stock (the “Shares”) to the Purchasers pursuant to the SPAs.

As disclosed on the Form 8-K, the Company also entered into certain securities purchase agreements (the “Note SPAs”) with certain “non-U.S. Persons (the “Holders”) as defined in Regulation S of the Securities Act, pursuant to which the Company agreed to sell unsecured senior convertible promissory notes in the aggregate principal amount of $30,000,000 (the “Notes”) with a maturity date of 12 months, an interest rate of 7.5% per annum, and a conversion price of $1.50, accompanied by warrants (the “Warrants”) to purchase 100% shares of Common Stock issuable upon conversion of the Notes at an exercise price of $1.80.

On March 23, 2020, the transaction contemplated by the Note SPAs closed since all the closing conditions of the Note SPAs have been satisfied since all the closing conditions of the Note SPAs have been satisfied and the Company issued the Notes and Warrants to the Holders pursuant to the Note SPAs dated January 22, 2020.

 The issuance and sale of the Shares, Notes and Warrants are exempted from the registration requirements of the Securities Act pursuant to Regulation S promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD HOLDINGS, INC.

Date: March 23, 2020	By:	/s/ Renmei Ouyang
	Name:	Renmei Ouyang
	Title:	Chief Executive Officer

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